Contact:	Steve Solomon	Ed Lewis
	Citadel Security Software Inc.	CEOcast, Inc.
	(214) 750-2454	(212) 732-4300 x222
ssolomon@citadel.com

Citadel Security Software Reports Record Third Quarter Results
Company Records $7.8 Million in Quarterly 2004 Revenue
Enterprise License Deals Propel Citadel to First Quarterly Profit of 0.02 Per Share

Dallas, TX -November 1, 2004--Citadel Security Software Inc. (NASDAQ:CDSS), a leader in full life cycle vulnerability management and policy enforcement solutions through its automated vulnerability remediation (AVR) technology, today announced financial results for its third quarter and nine months ended September 30, 2004. Revenue for the third quarter of 2004 increased 965% to $7,773,000, versus $730,000 for the third quarter of 2003. Revenue for the nine months ended September 30, 2004 was $13,539,000, representing a 659% increase over the $1,783,000 of revenue for the nine months ended September 30, 2003.

GAAP Results: Net income to common shareholders for the quarter ended September 30, 2004 was $747,000, or $0.02 earnings per diluted share to common shareholders, versus a net loss to common shareholders of $2,439,000, or $0.11 loss per share to common shareholders for the quarter ended September 30, 2003. The net loss to common shareholders for the nine months ended September 30, 2004 was $3,038,000 or $0.10 loss per share to common shareholders versus a net loss of $5,053,000 or $0.24 loss per share to common shareholders for the nine months ended September 30, 2003. The increase in revenue for the quarter and nine months ended September 30, 2004 over similar periods in 2003 was driven by the growing need for enterprise wide network security, including full life cycle vulnerability management solutions such as Citadel’s Hercules, ConnectGuard and AssetGuard suite of software solutions.

Non GAAP Results: Non-GAAP pro forma results and related reconciliation, as outlined in the attached financial tables, exclude the effects of preferred dividends and the accretion of the preferred stock beneficial conversion feature. The pro forma net income for the third quarter of

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2004 was $996,000 or $0.03 per diluted share, versus a loss of $2.4 million, or an $0.11 loss per share for the 2003 third quarter. For the nine months ended September 30, 2004 the pro forma loss was $2.4 million, or an $0.08 loss per share, which compares to the pro forma loss of $5.1 million, or a $0.24 loss per share for the nine months ended September 30, 2003.

Balance Sheet: At September 30, 2004 the Company had cash and cash equivalents of $9.6 million, current receivables of $7.6 million, a working capital position of $9.2 million and stockholders’ equity of $16.1 million. The Company believes the strength of its balance sheet positions it for continued growth during the fourth quarter of 2004 and into 2005.

"We had an outstanding quarter highlighted in part by our contract win for the Department of Defense and a commercial enterprise license with a global telecommunication and services company. The public sector continues to place its confidence in Citadel for providing enterprise vulnerability management solutions,” said Steve Solomon, Citadel's CEO. “We expect the continued momentum we’ve seen in the public sector to carry over into the commercial sector. We are aggressively addressing this market opportunity by broadening our product offerings with the new 3.5 release of Hercules AVR, the addition of ConnectGuard for endpoint security and AssetGuard for full device inventory capability.”

Accomplishments during and since the quarter ended September 30, 2004 include the following:

•	Record Orders. Citadel received $10.9 million of orders from customers during the third quarter of 2004 including an $8.6 million enterprise license and services order for the Department of Defense (DoD) and a $1.7 million enterprise license and services order from a global communication and services company.
•	First Profitable Quarter. The Company realized record revenue in the third quarter of $7.8 million driving the company to a pre-tax net income of $996,000.
•	Increase In Deferred Revenue. The Company’s deferred revenue increased from $1.6 million at the end of the 2004 second quarter to $3.3 million at the end of the third quarter.
•	Record Gross Margins. The Company’s gross margin increased from 83% in the second quarter to 90% in the third quarter. Gross margin in the 2003 third quarter was 62%.

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•	EAL3 Certification on Hercules 3.0. The company achieved Assurance Continuity: Common Criteria Recognition Arrangement (CCRA) certificates required to maintain Common Criteria Evaluation Assurance Level Three (EAL3) certification for Hercules 3.0.
•	Product Development. The Company announced the availability of Hercules® 3.5, with expanded security policy templates, improved workflow and monitoring capabilities, comprehensive device discovery and AssetGuard™, a full device inventory capability. The Company released ConnectGuard™ for endpoint security, which quarantines all traffic from remote and local machines reconnecting to the network, checks for security policy compliance and performs remediation on out-of-compliance machines before allowing them to connect back to the network. In addition, NetOFF 7.6 was also released during the quarter.

Business Outlook: The Company reiterated its expectation to report full-year 2004 revenue of between $18.5 million and $21 million. The Company expects to generate net income for the second half of its fiscal year of $1.0 million to $2.0 million.

The Company remains committed to increased investment in key sales and marketing personnel, trade shows and strategic marketing activities targeted at growing its corporate customer base in the commercial sector and building on the gains made in the public space. The Company will continue to invest in research and development activities that will dramatically improve feature sets and the overall functionality of future releases of its Hercules products. Recent improvements made in the development process continue to enhance both the delivery and functionality of the products causing a normalization of capitalized software development costs throughout the remainder of the year 2004. Citadel’s product offerings, along with training and educational opportunities, will better position the Company to grow its customer base and capitalize on increased revenue opportunities. In mid fourth quarter, Citadel will move into its new corporate facilities at II Lincoln Center in Dallas, which will afford improved process and structure for the planned 135 to 150 employees by year end. The Company expects to provide guidance for fiscal 2005 when it announces its fourth quarter and year end results in early February.

Mr. Solomon and Richard Connelly, CFO, will host a conference call and live Webcast at 4:30 p.m. Eastern Time today. Interested participants may call 888-396-2369 when calling within the United

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States or 617-847-8710 when calling internationally. Please refer to participant pass code number21439270. This call is being webcast by CCBN and will be available from the Investor Relations section of the company's corporate website or by going directly to http://www.Citadel.com/3qwebcast/ and via replay beginning two hours after the completion of the call. The webcast is also being distributed over CCBN's Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN's individual investor center at www.fulldisclosure.com or by visiting any of the investor sites in CCBN's Individual Investor Network. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (www.streetevents.com).

About Citadel

Citadel Security Software Inc., a leader in enterprise vulnerability management solutions powered by AVR technology, helps enterprises effectively neutralize security vulnerabilities. Citadel's patent-pending, Common Criteria EAL 3 certified Hercules® technology provides users with full control over the automated remediation process, enabling efficient aggregation, prioritization and resolution of vulnerabilities detected by industry-standard vulnerability assessment tools. SecurePC™ and NetOFF™ products enable companies to enforce security policies from a single point of control. Citadel's solutions enable organizations to ensure the confidentiality of information, reduce the time and costs associated with the inefficient manual remediation process, and facilitate compliance with organizational security policies and government mandates such as FISMA, HIPAA and Gramm-Leach-Bliley legislation. For more information on Citadel, visit www.citadel.com, or contact the Company at (214) 520-9292.

Safe Harbor/Forward-looking Statements:

This press release may contain forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or future financial performance and involve known and unknown risks and uncertainties that may cause actual results or performance to be materially different from those indicated by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "forecast," "may," "will," "could," "should," "anticipate," "expect," "plan," "believe," "potential" or other similar words indicating future events or contingencies. Some of the things that could cause actual results to differ from expectations are: revenue recognition policies that may delay recognition of

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revenues; the ability of government entities to terminate licenses of our products for convenience; the current economic and geopolitical environment; current information technology spending trends; the uncertainty of funding of government information technology security projects; a lack of Citadel operating history; uncertainty of product acceptance; uncertainty of ability to compete effectively in a new market; the uncertainty of profitability and cash flow of Citadel; intellectual property rights and dependence on key personnel; economic conditions; the continued impact of terrorist attacks, global instability and potential U.S. military involvement; the competitive environment and other trends in the company's industry; changes in laws and regulations; changes in the company's business plans; interest rates and the availability of financing; liability and other claims asserted against the company; labor disputes; the company's ability to attract and retain qualified personnel; and inflation. For a discussion of these and other risk factors, see the company's Annual Report on Form 10-KSB for the year ended December 31, 2003 and its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. These risk factors may not be exhaustive. The company operates in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on the company's business or events described in any forward-looking statements. The company disclaims any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results.

Editors Note: Citadel is a trademark and Hercules is a registered trademark of Citadel Security Software.

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USE OF NON-GAAP FINANCIAL INFORMATION: In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Citadel reports non-GAAP financial results. Non-GAAP proforma loss and proforma loss per share exclude the effects of the preferred stock dividends and the accretion of the preferred stock beneficial conversion feature. Citadel’s management believes these non-GAAP measures are useful to investors because they provide supplemental information that facilitates comparisons to prior periods. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Citadel uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release.

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2004	2003	2004	2003
Reconciliation of Non-GAAP pro forma net income (loss) and income (loss) per share to GAAP and income (loss) per share

GAAP net income (loss) to common shareholders as reported in the Statements of
Operations	$746,950	$(2,438,844)	$(3,038,000)	$(5,053,046)

Add Back:
Preferred stock dividends	187,500	-	477,440	-
Accretion of preferred stock beneficial conversion feature	61,542	-	153,855	-
Pro forma net income (loss)	$995,992	$(2,438,844)	$(2,406,705)	$(5,053,046)

Pro forma net income (loss) per share
- basic	$0.03	$(0.11)	$(0.08)	$(0.24)
- diluted	$0.03	$(0.11)	$(0.08)	$(0.24)

Weighted average common shares outstanding -
- basic	29,664,109	22,498,271	29,186,053	20,725,220
- diluted	33,905,668	22,498,271	29,186,053	20,725,220

Pro forma basic net income (loss) per share is computed by dividing pro forma net income (loss) by the basic weighted average shares outstanding. Diluted pro forma net income per shares is computed by dividing pro forma net income by the diluted weighted average shares outstanding. Diluted pro forma net loss per shares is computed by dividing pro forma net loss by the basic weighted average shares outstanding which excludes the effects of anti dilutive convertible securities.

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FINANCIAL TABLES

CITADEL SECURITY SOFTWARE INC.
BALANCE SHEETS

	September 30,
	2004	December 31,
	(unaudited)	2003
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$9,615,691	$5,092,161
Accounts receivable-trade, less allowance of $209,000 and $78,500	7,642,951	1,699,154
Prepaid expenses and other current assets	1,146,337	214,655
Total current assets	18,404,979	7,005,970

PROPERTY AND EQUIPMENT, net of accumulated depreciation of $1,618,810 and $1,213,427	3,436,413	635,748
CAPITALIZED SOFTWARE DEVELOPMENT COSTS, net of accumulated amortization of $3,936,550 and $3,145,138	3,937,782	2,075,169
OTHER ASSETS	85,646	17,243
TOTAL ASSETS	$25,864,820	$9,734,130

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	$292,444	$-
Accounts payable and accrued expenses	3,249,759	1,372,826
Payroll tax obligations	346,696	252,317
Accrued compensation	1,837,288	516,128
Deferred revenue	3,316,162	2,805,195
Preferred stock dividends payable	187,500	-
Notes and advances payable to related parties	-	16,903
Total current liabilities	9,229,849	4,963,369

LONG-TERM DEBT	505,132	-
Total liabilities	9,734,981	4,963,369

COMMITMENTS AND CONTINGENCIES

PREFERRED STOCK, $1,000 stated value per share; 1,000,000 shares authorized; 15,000 and 0 shares issued and outstanding	10,640,305	-
COMMON STOCK, $.01 par value per share; 50,000,000 shares authorized; 29,728,790 and 27,830,511 shares issued and outstanding	297,287	278,305
ADDITIONAL PAID-IN CAPITAL	44,216,320	41,109,824
ACCUMULATED DEFICIT	(39,024,073)	(36,617,368)
STOCKHOLDERS' EQUITY	16,129,839	4,770,761
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$25,864,820	$9,734,130

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CITADEL SECURITY SOFTWARE INC.
UNAUDITED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2004	2003	2004	2003
Revenue
License fees	$7,071,477	$619,034	$11,813,554	$1,492,638
Customer support and services	701,987	110,900	1,725,824	290,287
Total revenue	7,773,464	729,934	13,539,378	1,782,925

Costs of revenue
Software amortization	339,689	133,566	791,412	270,018
Customer support and services costs	393,386	129,395	1,016,846	186,505
Shipping and other costs	13,105	16,837	18,279	35,289
Total costs of revenue	746,180	279,798	1,826,537	491,812

Operating expenses
Selling, general and administrative expense	5,483,405	1,574,336	12,429,695	4,444,441
Product development expense	396,069	51,390	1,353,169	211,606
Depreciation expense	163,865	58,548	405,383	137,742
Total operating expenses	6,043,339	1,684,274	14,188,247	4,793,789
Operating income (loss)	983,945	(1,234,138)	(2,475,406)	(3,502,676)

Interest income	29,390	-	87,494	-
Interest expense	(17,343)	(1,169,206)	(28,712)	(1,289,870)
Other income (expense)	-	(35,500)	9,919	(35,500)
Write-off of note receivable from related party	-	-	-	(225,000)
Income (loss) before income taxes	995,992	(2,438,844)	(2,406,705)	(5,053,046)

Provision for income taxes	-	-	-	-
Net income (loss)	995,992	(2,438,844)	(2,406,705)	(5,053,046)
Preferred stock dividends	(187,500)	-	(477,440)	-
Accretion of preferred stock beneficial conversion feature	(61,542)	-	(153,855)	-
Net income (loss) to common shareholders	$746,950	$(2,438,844)	$(3,038,000)	$(5,053,046)

Net income (loss) per share to common shareholders
- basic	$0.03	$(0.11)	$(0.10)	$(0.24)
- diluted	$0.02	$(0.11)	$(0.10)	$(0.24)
Weighted average common shares outstanding -
- basic	29,664,109	22,498,271	29,186,053	20,725,220
- diluted	33,905,668	22,498,271	29,186,053	20,725,220

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CITADEL SECURITY SOFTWARE INC.
UNAUDITED STATEMENTS OF CASH FLOWS

	NINE MONTHS ENDED
	SEPTEMBER 30,
	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,406,705)	$(5,053,046)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,196,795	407,761
Provision for returns, allowances and bad debts	130,500	15,000
Amortization of debt issue costs recognized as interest expense	10,033	-
Amortization of debt discount	-	111,242
Common stock and warrants issued for services	-	244,210

Beneficial conversion feature of convertible debt recognized as interest expense	-	641,219

Common stock issued in conjunction with convertible debt recognized as interest expense	-	480,375
Write-off of note receivable from related party	-	225,000
Changes in operating assets and liabilities
Accounts receivable-trade	(6,074,297)	(583,824)
Prepaid expenses and other current assets	(931,682)	(11,158)
Other assets	(6,202)	-
Accounts payable and accrued expenses	1,876,933	381,260
Payroll tax obligations	94,379	(570,323)
Accrued compensation	1,321,160	(11,870)
Deferred revenue	510,967	161,863
NET CASH USED IN OPERATING ACTIVITIES	(4,278,119)	(3,562,291)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(3,206,048)	(286,988)
Capitalized software development costs	(2,654,025)	(1,273,306)
Payment received on note receivable	-	201,000
Issuance of note receivable to CT Holdings	-	(225,000)
NET CASH USED IN INVESTING ACTIVITIES	(5,860,073)	(1,584,294)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of preferred stock	13,797,283	-
Net borrowings on bank lines of credit	797,576	-
Debt issuance costs	(26,396)	-
Net proceeds from the issuance of common stock	-	2,397,467
Net proceeds from the exercise of warrants	216,549	1,122,814
Net proceeds from exercise of employee stock options	183,552	-
Proceeds of notes and advances from related parties	-	872,119
Payments on notes and advances from related parties	(16,903)	(1,306,300)
Preferred stock dividends paid	(289,939)	-
Proceeds from notes payable to shareholders	-	2,570,000
Payments on notes payable to shareholders	-	(275,000)
NET CASH PROVIDED BY FINANCING ACTIVITIES	14,661,722	5,381,100
Net increase in cash and cash equivalents	4,523,530	234,515
Cash and cash equivalents at the beginning of the period	5,092,161	12,829
Cash and cash equivalents at the end of the period	$9,615,691	$247,344

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CITADEL SECURITY SOFTWARE INC.
UNAUDITED STATEMENTS OF CASH FLOWS continued

	NINE MONTHS ENDED
	SEPTEMBER 30,
	2004	2003
Interest paid	$18,679	$41,161
Non-cash financing items:
Preferred stock dividend accrued	$187,500	$-
Beneficial conversion feature of convertible preferred stock	$984,649	$-
Accretion of beneficial conversion feature of convertible preferred stock	$153,855	$-
Fair value of warrants issued in connection with sale of preferred stock	$2,326,184	$-
Issuance of common stock through exercise of exchange right by officer	$15,000	$-
Fair value of warrants issued in conjunction with bank lines of credit recorded as deferred financing costs	$45,838	$-
Exercise of stock options in exchange for note payable plus accrued interest due former director	$-	$276,000
Conversion of note payable plus accrued interest into shares of common stock	$-	$232,000
Note payable issued for financing fees recorded as debt issuance costs	$-	$212,000
Warrants to purchase common stock issued with convertible note payable recorded as debt issuance cost	$-	$121,725
Beneficial conversion feature of convertible notes payable recorded as debt discount	$-	$1,489,660
Common stock issued with convertible notes payable recorded as debt discount	$-	$1,020,645
Note receivable from employee in exchange for exercise of stock options	$-	$42,500
Note payable issued as settlement of accounts payable	$-	$50,000

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